UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2012

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 10, 2012, Titan International, Inc. (Titan or the Company) announced a formal offer to Titan Europe Plc (Titan Europe) shareholders for one share of new Titan common stock for every 11 Titan Europe shares held.  Titan Europe is an international engineering group which designs and manufactures wheels, undercarriage components and assemblies for tracked and wheeled "off-road vehicles".

On October 5, 2012, Titan had received 87.2% acceptances of the offer including 21.8% of Titan Europe shares which it already owned.  The offer was declared wholly unconditional on the October 5 date and the offer remained open until October 19, 2012.  On October 19, 2012, the offer closed and Titan had received valid acceptances of the offer which together with the Titan Europe shares already owned represented a 97.1% ownership percentage.

On October 19, 2012, Titan issued 5,574,160 shares of Titan common stock to Titan Europe shareholders with a value of $107.6 million.   In addition, Titan paid approximately $0.5 million in cash for settlement of partial shares.  For Titan Europe shareholders that accepted the offer after October 5, 2012, and up until October 19, 2012, Titan will issue shares of Titan stock within 10 business days after the closing date of the offer.

On October 12, 2012, Titan Europe announced that, further to the statement made by Titan International in the offer document regarding its intention to de-list Titan Europe's ordinary shares from trading on AIM if the offer was declared wholly unconditional and acceptances were obtained of not less than 75%, its admission to trading on AIM will be cancelled with effect from 7:00 a.m. on 12 November 2012.

Item 3.02                      UNREGISTERED SALES OF EQUITY SECURITIES

The information contained in Item 2.01 is incorporated by reference hereunder.  The shares of Titan common stock are being issued to Titan Europe shareholders without registration under the Securities Act of 1933, as amended, in reliance upon the exemption from registration provided by Rule 802 thereunder for exchange offers for a class of securities of a foreign private issuer where U.S. holders of foreign subject company hold no more than 10 percent of the securities that are the subject of the exchange offer.

Item 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements

Financial statements of the business acquired will be filed by amendment to this current report on Form 8-K not later than 71 calendar days after the due date of this current report.

(b)	Pro forma financial information

Required pro forma financial information will be filed by amendment to this current report on Form 8-K not later than 71 calendar days after the due date of this current report.

         (d)  Exhibits

Recommended Share Offer by Titan International, Inc. to acquire the entire share capital of Titan Europe plc other than those shares already owned by Titan Luxembourg S.a.r.l., a wholly owned subsidiary of Titan International Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	October 19, 2012	By:	/s/ Paul G. Reitz
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99 (a)
Recommended Share Offer by Titan International, Inc. to acquire the entire share capital of Titan Europe plc other than those shares already owned by Titan Luxembourg S.a.r.l., a wholly owned subsidiary of Titan International Inc.

(a)	Incorporated by reference to the same numbered exhibit contained in the Company’s Form CB filed on September 14, 2012.